Exhibit 99.2

Marwynn Announces Closing of Its Initial Public Offering

Irvine, CA – March 14, 2025 – Marwynn Holdings, Inc. (“Marwynn” or the “Company”), a leading supply chain solutions provider for food, non-alcoholic beverages, and indoor home improvement products, today announced the closing of its previously announced initial public offering of an aggregate of 2,000,000 shares of its common stock, $0.001 par value per share (the “Shares”) at an offering price of $4.00 per share to the public, for a total of $8,000,000 in gross proceeds to the Company (the “Offering”), before deducting underwriting discounts and estimated offering expenses. The Shares began trading on The Nasdaq Capital Market on March 13, 2025 under the ticker symbol “MWYN.”

In addition, Marwynn has granted the underwriters a 45-day option to purchase up to an additional 300,000 shares of its common stock at the initial public offering price, less underwriting discounts and commissions.

The net proceeds from the Offering are expected to be used for supply chain enhancements, business expansion, sales and distribution growth, talent development and retention, working capital, and other general corporate purposes. American Trust Investment Services, Inc. (“ATIS”) acted as the representative of the underwriters and sole book-running manager for the Offering. Lewis Brisbois Bisgaard & Smith LLP acted as legal counsel to the Company and DeMint Law, PLLC acted as legal counsel to ATIS for the Offering.

A registration statement relating to the offering has been filed with the U.S. Securities and Exchange Commission (“SEC”) and became effective on March 11, 2025. A prospectus relating to and describing the terms of the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov. The offering was made only by means of a prospectus. Copies of the final prospectus may be obtained from American Trust Investment Services, Inc., 230 W. Monroe, Suite 300 Chicago, IL, 60606, USA or via email at IB@amtruinvest.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Marwynn Holdings, Inc.

Marwynn Holdings, Inc. is a Nevada-based holding company specializing in supply chain management for food, non-alcoholic beverages, and home improvement products. Through its subsidiaries, FuAn Enterprise, Inc. and Grand Forest Cabinetry Inc., Marwynn connects suppliers with retailers and consumers across the United States. Learn more at https://www.marwynnholdings.com/.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Marwynn’s operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Marwynn’s future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause Marwynn’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond Marwynn’s control and which could, and likely will, affect actual results, levels of activity, performance, or achievements. Any forward-looking statement reflects Marwynn’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to Marwynn’s operations, results of operations, growth strategy, and liquidity.

Investor Relations and Media Contact:

PondelWilkinson Inc.

Judy Lin or Laurie Berman

310-279-5980

info@marwynnholdings.com